UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 17, 2015

GLOBAL FUTURE CITY HOLDING INC.

(Exact name of registrant as specified in its charter)

Nevada	0-33519	98-0360989
(State of other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

26381 Crown Valley Parkway, Suite 230

Mission Viejo, CA 92691

(Address of principal executive office)

(949) 582-5933

(Registrant's telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 3.02	Unregistered Sale of Equity Securities.

The disclosures set forth in Item 8.01 of this Current Report on Form 8-K are hereby incorporated by reference into this Item 3.02.

Item 5.01	Changes in Control of Registrant.

The disclosures set forth in Item 8.01 of this Current Report on Form 8-K are hereby incorporated by reference into this Item 5.01.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The disclosures set forth in Item 8.01 of this Current Report on Form 8-K are hereby incorporated by reference into this Item 5.02.

Item 8.01	Other Events.

On September 19, 2014, Global Future City Holding Inc. (the “Company”) entered into a Stock Purchase Agreement (the “Original SPA”) with Sky Rover Holdings, Ltd., a corporation formed under the laws of the Republic of Seychelles (“Sky Rover”). The Company and Sky Rover may collectively be referred to as “Parties”, or individually as, “Party”. Pursuant to the Original SPA, the Parties were obligated to meet certain closing conditions that were previously disclosed in the Company’s Form 8-K filed on September 23, 2014.

On February 17, 2015, the Company and Sky Rover amended the terms and closing conditions to the Original SPA (the “First Amendment”), which was previously disclosed in the Company’s Form 8-K/A filed on February 20, 2015.

On April 17, 2015, the Company and Sky Rover further amended the terms and closing conditions to the Original SPA and First Amendment (the “Second Amendment”). The Original SPA, First Amendment, and Second Amendment may collectively be referred to as the “SPA”.

On April 17, 2015, the Company and Sky Rover have completed their respective closing condition obligations to the SPA (the “Closing”). The Company and Sky Rover agreed, among other things as described below, that Sky Rover shall acquire 33,000,000 shares of the Company’s common stock. However, prior to the Closing, the Company already issued 2,600,000 of the 33,000,000 shares to certain unaffiliated individuals that provided consideration to the parties in order to complete this transaction (the “UIs”). Thus, the Company was only obligated to deliver 30,400,000 shares to Sky Rover at Closing.

Consideration Received by Both Parties

(1)	Sky Rover receiving shares:

(i)	Sky Rover has acquired 33,000,000 of the 44,663,283 total outstanding shares of the Company’s common stock. As discussed above, the Company was only obligated to deliver 30,400,000 shares to Sky Rover at Closing, where such shares are being distributed to the respective parties below that have contributed cash, E-Gold coins, or other consideration to complete the SPA between the Parties:

a.	Future Continental Limited

Future Continental Limited, a Republic of Seychelles company (“Future Continental”), is to receive 7,000,000 of the 30,400,000 shares of the Company’s common stock.

b.	Discover Future Limited

Discover Future Limited, a Hong Kong company (“Discover Future”), is also to receive 7,000,000 of the 30,400,000 shares of the Company’s common stock.

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c.	Global Future Development Limited

Global Future Development Limited, a United Kingdom company (“GFD”), is to receive 7,280,000 of the 30,400,000 shares of the Company’s common stock.

d.	Master Power Holdings Group

Master Power Holdings Group, a British Virgin Island company (“Master Power”), is to receive 9,120,000 of the 30,400,000 shares of the Company’s common stock.

(2)	In exchange, the Company has received:

(i)	$400,000 in USD;

(ii)	4,000,000 E-Gold (“EGD”), a form of crypto-asset that will be sold to foreign citizens and entities outside the United States, was deposited into Discover Future Limited, the Company’s foreign wholly-owned subsidiary located in Hong Kong. As of April 16, 2015, one EGD is equivalent to roughly $26.95. Since EGD is a type of crypto-asset, the Company is considering with its legal counsel and accountants the proper method to characterize and record EGD on the Company’s books and records. Because the use of crypto-assets like EGD have only been recently used in business operations, the Company has filed a No-Action Letter with the Securities Exchange Commission to seek further guidance since the legal and accounting treatment for crypto-assets like EGD continue to develop; and

(iii)	the funds to acquire 100% of the membership interests in Powerdyne Regional Center LLC (“Powerdyne”), which is a designated EB-5 Regional Center approved by the U.S. Citizen and Immigration Service (“USCIS”) on March 28, 2013. More information about this acquisition can be found in the Company’s 8-K filed on March 30, 2015.

(3)	Subsequent obligations regarding additional subsidiaries:

(i)	Sky Rover has developed intellectual property (“IP Technology”) that will calculate Rewarded EGD as disclosed in the Company’s 8-K/A filed on February 20, 2015. Sky Rover has transferred this IP Technology to Future Technology Inc., a California corporation (“Future Technology”), which is intended to become a wholly-owned subsidiary of the Company. Once the Company has completed an audit of Future Technology, the Company will acquire Future Technology as a wholly-owned subsidiary of the Company.

(ii)	Global EGD Development, Inc., a California corporation (“Global EGD”), markets cellular phones to individuals and retailers. Like Future Technology above, Global EGD will become a wholly-owned subsidiary of the Company once an audit is completed.

Sale of 6,000,000 Shares

In connection with the Closing, the Company entered into a subscription agreement with Mr. Lei Pei on March 30, 2015, to be effective at the Closing, where Mr. Pei obtained 6,000,000 shares of the Company’s common stock at a price of $0.50 per share for a total capital investment of $3,000,000 (the “Pei Shares”). The Pei Shares were issued in order to provide the Company with enough revenue to execute its new business plan, and to mitigate the Company’s substantial existing debt so that there would not be a going concern that the Company would not have enough revenue to operate for the next nine months. These shares were issued pursuant to an exemption claimed by the Company under Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and was sold to an “accredited investor” as such term is defined in Rule 501 under the Securities Act. No convertible securities were issued in this transaction. Furthermore, no underwriters or placement agents were involved, and no underwriting discounts or commissions were paid.

Change in Control

Although the UIs, Future Continental, Discover Future, GFD, Master Power, and Mr. Pei are all unaffiliated with each other (the “Acquiring Shareholders”), the closing of the SPA, along with the issuance of the Pei Shares, effectuates a change in control of the Company as the Acquiring Shareholders have collectively acquired 39,000,000 of the 44,663,283 shares of the Company’s common stock, representing a combined total of 87.32% total voting power.

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Individually, however, (i) Future Continental holds 15.67% voting power of the Company’s common stock, (ii) Discover Future holds 15.67% voting power of the Company’s common stock, (iii) GFD holds 16.29% voting power of the Company’s common stock, (iv) Master Power holds 20.41% voting power of the Company’s common stock, and (v) Mr. Pei holds 13.43% voting power of the Company’s common stock. Again, the Acquiring Shareholders are all unaffiliated from one another, and none of the Acquiring Shareholders have a beneficial interest or hold any ownership interest in each other’s entity.

(a)	Resignation of Existing Board of Directors and Officers

Also in connection with the Closing, the Parties have agreed that certain individuals will replace the Company’s current Board of Directors (the “Board”) and Officer positions. As a result, the following has occurred at the Closing:

(i)	Michael R. Dunn

On April 17, 2015, Mr. Michael Dunn, the Company’s CEO, President, Secretary, and Chief Financial Officer has resigned from these positions with the Company.

Mr. Dunn shall remain on the Board and serve as the Company’s Executive Vice President of Finance as explained below.

(ii)	Derek Jones

On April 17, 2015, Mr. Derek Jones, a member of the Board, has resigned as a director of the Company.

(b)	Appointment of New Board of Directors and Officers

(i)	Lei Pei

On April 17, 2015, the Board appointed Mr. Pei Lei, age 37, as the Company’s new Chief Executive Officer, Chief Financial Officer, and Chairman of the Board.

Mr. Pei has a Bachelor’s degree in International Economic Law from Nankai University, China and a Master’s degree in International Business Law from the University of Manchester, UK. Mr. Pei has been a consultant to global, top 10 law firms regarding Chinese law related matters. Mr. Pei served as Legal Counsel for Liberty & Co. Solicitors in London, UK, from 2002 to 2005. He was a lawyer with the Beijing Concord & Partners from 2005 to 2007, and then with the Beijing office of the international law firm, Hogan Lovells, from 2007 to 2008. He served as a Managing Partner with King & Bond Law Firm in Beijing from 2008 to 2010. Between 2010 to 2013, Mr. Pei served as the Co-founder and General Manager of Lawspirit Education Group Limited in Beijing, China. Mr. Pei is currently the National Senior Financial Planner of Chinese National Human Resources and the Ministry of Labor and Social Security, and Chairman and General Manager of Guangdong Wu Jie Business Union Technology Co., Ltd. Mr. Pei also serves as the Chief Operating Officer of Sky Rover Holding, Ltd.

(ii)	Ning Liu

On April 17, 2015, the Board appointed Mr. Ning Liu, age 53, as the Company’s President, Chief Operating Officer, and Board member.

Mr. Ning Liu, who is originally from Fuzhou, Fujian, China, is a businessman, investor and philanthropist. Mr. Liu is the founder and serves as the President of American International Cultural Exchange Foundation (AICEF) in Los Angeles, California. AICEF is a non-profit organization that promotes cultural interaction between China and the United States.  AICEF has successfully hosted more than 100 large-scale theatrical performance and events, including Spirit of Chang An, Yulan-Love of the World, and The Terracotta Nutcracker.

Mr. Liu has also served as President of a health products manufacturer with annual sales of over $80 million and as a senior manager of a trading company with annual sales over $300 million, both doing business in the United States and China.  In addition, from 2005 to present, Mr. Liu has assisted Chinese domestic enterprises in the development of their business in the United States.

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Mr. Liu, who has a Master’s degree from Beijing University, has been active in founding, organizing and managing a number of foreign investment projects to China.  He has served as a senior executive in five different public companies in the U.S., and three in Hong Kong. He has extensive experience in international trade, finance, venture capital, private placement and cultural activities.

(iii)	Michael Dunn

Mr. Dunn, age 63, is the Company’s current Executive Vice President of Finance and member of our Board of Directors.

Mr. Dunn previously served as Chief Executive Officer, Chief Financial Officer, and Chairman of our Board of Directors from May 28, 2008 until April 17, 2015. He joined the Company, which was considered a turn-around project, in order to work on the reduction of significant Company debt, obtain major capital infusion, provide a rationalization of our product line, and establish a more effective product distribution.

From December 1995 through 2010, Mr. Dunn was the Chief Executive Officer of Bankers Integration Group, Inc., an e-commerce company serving the automotive finance and insurance industry. In mid-1995 through 2006, Mr. Dunn started a company that generated a $60 million auto portfolio which later sold the paper to a subsidiary of General Motors. Mr. Dunn interfaced with the top CEOs of automotive companies, including Harold Poling, the former CEO and Chairman of Ford Motor Company, and Bob Eaton, the former Chairman and CEO of Daimler Chrysler. Mr. Dunn secured $22.2 million in equity financing for the Company, plus an additional $20.8 million and $1.9 million in debt and lease financing, respectively. Bankers Integration Group, Inc. filed for Chapter 11 bankruptcy protection in October of 2007, and Mr. Dunn acted as the Trustee and coordinated the sale of the assets. The case was closed on November 17, 2010.

Mr. Dunn also served as Chairman and Chief Executive Officer of Mountaineer Gaming, a gaming and entertainment company, where he coordinated the design and implementation of a $10 million renovation of the racetrack, and put into service over 700 new video lottery machines. The park had over 450 employees while Mr. Dunn was Chairman and CEO of the public company. He was instrumental in raising investor capital of approximately $17 million, plus an additional $17 million in construction loan and equipment lease financing.

Mr. Dunn has vast experience as being the owner, manager, and director of various businesses, both large and small. Mr. Dunn attended La Crosse State University, Wisconsin, in business and has extensive training in business management and leadership.

(iv)	Junfei Ren

On April 17, 2015, the Board appointed Ms. Junfei Ren, age 24, as the Company’s Secretary and Board member.

Ms. Junfei Ren graduated in 2012 from Purdue University, Krannert School of Management in West Lafayette, Indiana, with a degree in Bachelor of Science. During college, Ms. Ren worked as a Financial Analyst with Blackmore Partners based in Chicago, Illinois, from May 2011 to July 2011. After graduation, she worked as an internal auditor for Elster SE (a public company once listed on the New York Stock Exchange) located in Essen, Germany in 2012, and Deutsche Borse (a public company listed on the German Stock Exchange) as Controller Assistant in 2013. Ms. Ren moved to Los Angeles, California, in 2013 to pursue a Master of Accounting degree, which she obtained from the University of Southern California, Leventhal School of Accounting, in May 2014. Ms. Ren is currently pursuing to be a Certified Public Accountant and registered for the exam in the State of California. Ms. Ren is fluent in Mandarin Chinese and English and has working proficiency in German.

(v)	Xiang Ling Yun

On April 17, 2015, the Board appointed Mr. Xiang Ling Yun, age 38, as a member of the Board.

Mr. Ling Yun Xiang has a Bachelor’s degree in Economics from Zhongnan University of Economics and Law, School of Trade and Economic, and received his International Quality System Certification (ISO9000-9004) as a Senior Auditor in 1988. In 2004, Mr. Xiang received his Master’s degree in Management from Guanghua School of Management, Beijing University. After obtaining his Master’s degree, Mr. Xiang worked as the General Manager of Guizhou Investment Asset Management Limited from 2004 to present. In 2014, Mr. Xiang received a Doctorate degree in Business Administration from American Purlinton University in Diamond Bar, California. From 2014 to present, Mr. Xiang also serves as the President of Investment Group Limited, and a Professor and Deputy Director of Institute of Global Cryptal Assets at American Purlinton University.

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Moving forward, the Board has decided that it is in the best interests of the Company to use the revenue acquired from the sale of the 4,000,000 EGD to foreign individuals and entities located outside the United States to fund Powerdyne’s business ventures (such as purchasing real estate development property), and develop the Company’s Online Merchant Store and various vendors to give Rewarded EGD to loyal consumers as part of a loyalty reward program as disclosed in the Company’s Form 8K/A filed on February 20, 2015.

On April 20, 2015, the Company issued a press release (“Press Release”) announcing the closing of the SPA. A copy of this Press Release is furnished as Exhibit 99.1 to this Current Report in its entirety and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Second Amendment to Stock Purchase Agreement executed by and between Company and Sky Rover Holdings Ltd. dated April 17, 2015.

99.1	Press release dated April 20, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL FUTURE CITY HOLDING INC.

Dated: April 20, 2015	By:	/s/ Lei Pei
Lei Pei
Chief Executive Officer

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